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                                                        Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into UNIFI Communications, Inc.'s previously filed Registration Statement on Form S-8, File No. 333-47217.



                                                       ARTHUR ANDERSON LLP


Boston, Massachusetts
March 27, 1998